                                                                    Exhibit 21.0


December 31, 1999
                                  SUBSIDIARIES

Cooper has no parent. The subsidiaries of Cooper are listed in groupings that indicate the nature and management of the operations of each. Unless noted herein, all subsidiaries are wholly owned by Cooper or one of its subsidiaries.

                                                                                           Place of
                Name                                                                    Incorporation
                ----                                                                    -------------

                                 A. GENERAL CORPORATE ADMINISTRATION
                                 -----------------------------------

BZ Holdings Inc.                                                                        Delaware, U.S.
CI Finance, Inc.                                                                        Delaware, U.S.
CI Leasing Company                                                                      Delaware, U.S.
Cooper (U.K.) Limited                                                                   Delaware, U.S.
Cooper Brands, Inc.                                                                     Delaware, U.S.
Cooper Bussmann Finance, Inc.                                                           Delaware, U.S.
Cooper CPS Corporation                                                                  Delaware, U.S.
Cooper Enterprises LLC                                                                  Delaware, U.S.
Cooper Finance Group L.P.                                                               United Kingdom
Cooper Finance, Inc.                                                                    Delaware, U.S.
Cooper Industries (Canada) Inc.                                                         Ontario, Canada
Cooper Industries Australia Pensions Pty Ltd                                            Australia
Cooper Industries Australia Pty Limited                                                 Australia
Cooper Industries Finanzierungs-GbR                                                     Germany
Cooper Industries Foreign Sales Company, Limited                                        Barbados
Cooper Industries Foundation                                                            Ohio, U.S.
Cooper Industries France SARL                                                           France
Cooper Industries International Company                                                 Delaware, U.S.
Cooper Industries, Inc.                                                                 Delaware, U.S.
Cooper International Company                                                            Delaware, U.S.
Cooper Investment Group L.P.                                                            United Kingdom
Cooper PAC Corporation                                                                  Delaware, U.S.
Cooper Pensions Limited                                                                 United Kingdom
Cooper Power Systems Finance, Inc.                                                      Delaware, U.S.
Cooper Power Tools Finance, Inc.                                                        Delaware, U.S.
Cooper Securities, Inc.                                                                 Texas, U.S.
Cooper Technologies Company                                                             Delaware, U.S.
Cooper Trading, Inc.                                                                    Delaware, U.S.
Cooper Western Hemisphere Company                                                       Delaware, U.S.
Coopind Inc.                                                                            Delaware, U.S.
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
                                                                                           Place of
                Name                                                                    Incorporation
                ----                                                                    -------------

                                               B. ELECTRICAL PRODUCTS
                                               ----------------------
Alpha Lighting, Inc.                                                                    Delaware, U.S.
Arrow-Hart, S.A. de C.V.                                                                Mexico
Atlite Inc.                                                                             Delaware, U.S.
Blessing International B.V.                                                             Netherlands
Broomco (1644) Limited                                                                  United Kingdom
Bussmann do Brasil Ltda.                                                                Brazil
Bussmann International, Inc.                                                            Delaware, U.S.
Bussmann, S.A. de C.V.                                                                  Mexico
CALP International, Inc.                                                                Florida, U.S.
Capri Codec S.A.                                                                        France
CEAG Apparatebau Hundsbach GmbH & Co. KG                                                Germany
CEAG Apparatebau Hundsbach Verwaltungsgesellschaft mbH                                  Germany
CEAG Benelux B.V.                                                                       Netherlands
CEAG Crouse-Hinds Asia Pacific Pte. Ltd.                                                Singapore
CEAG Electronics GmbH                                                                   Germany
CEAG Flameproof Control Gears Private Limited (51% owned by
     CEAG Sicherheitstechnik GmbH)                                                      India
CEAG Middle East Limited Liability Company (49% owned by
      Cooper Industries International Company)                                          Dubai, U.A.E.
CEAG Norge AS                                                                           Norway
CEAG NORTEM, S.A.                                                                       Spain
CEAG Sicherheitstechnik GmbH                                                            Germany
Ceramica Creus, S.A. de C.V.                                                            Mexico
Coiltronics, Inc.                                                                       Florida, U.S.
Coiltronics International Corporation                                                   Florida, U.S.
Componentes de Iluminacion, S.A. de C.V.                                                Mexico
Connectron, Inc.                                                                        New Jersey, U.S.
Cooper Bussmann, Inc.                                                                   Delaware, U.S.
Cooper Corelite, Inc.                                                                   Delaware, U.S.
Cooper Crouse-Hinds (UK) Ltd.                                                           United Kingdom
Cooper Electrical Australia Pty. Limited                                                Australia
Cooper Elektrische Ausrustungen GmbH                                                    Germany
Cooper Elektrische Ausrustungen GmbH & Co. Offene                                       Germany
   Handelsgesellschaft
Cooper Industries GmbH                                                                  Germany
Cooper Industries (U.K.) Limited                                                        United Kingdom
Cooper Lighting de Mexico, S.A. de C.V.                                                 Mexico
Cooper Lighting, Inc.                                                                   Delaware, U.S.A.
Cooper Lighting Internacional, S. de R.L. de C.V.                                       Mexico
Cooper Menvier B.V.                                                                     Netherlands
Cooper Menvier France SARL                                                              France
Cooper Menvier S.A.                                                                     France
Cooper Power Systems do Brasil Ltda.                                                    Brazil
Cooper Power Systems Pty. Ltd.                                                          Australia
Cooper Power Systems, Inc.                                                              Delaware, U.S.
Cooper Power Systems Overseas, Inc.                                                     Delaware, U.S.

                                                                                           Place of
                Name                                                                    Incorporation
                ----                                                                    -------------

Cooper Power Systems, S. de R.L. de C.V.                                                Mexico
Cooper Power Systems Transportation Company                                             Wisconsin, U.S.
Cooper Security Limited                                                                 United Kingdom
Cooper (UK) Group plc                                                                   United Kingdom
Cortek Internacional, S.A.                                                              Costa Rica
Crompton Lighting Holdings Limited                                                      United Kingdom
Crompton Lighting Limited                                                               United Kingdom
Crouse-Hinds Domex, S.A. de C.V.                                                        Mexico
Crouse-Hinds Inc.                                                                       Delaware, U.S.
CTIP Inc.                                                                               Delaware, U.S.
Digital Lighting Holdings Limited (50% owned by Alpha Lighting, Inc.)                   British Virgin Islands
Dunfermline Company                                                                     Ireland
Edison Fusegear, Inc.                                                                   Delaware, U.S.
Electromanufacturas, S.A. de C.V.                                                       Mexico
Fulleon Limited                                                                         United Kingdom
Iluminacion Cooper de las Californias S.A. de C.V.                                      Mexico
Industrias AMB, S.A. de C.V.                                                            Mexcio
Industrias Royer, S.A. de C.V.                                                          Mexico
JSB Electrical plc                                                                      United Kingdom
Mannin Circuits Limited                                                                 Isle of Man
McGraw-Edison Company                                                                   Delaware, U.S.
McGraw-Edison Development Corporation                                                   Delaware, U.S.
Menvier A/S                                                                             Denmark
Menvier CSA Srl                                                                         Italy
Menvier Electronics International Pty Ltd.                                              Australia
Menvier Group plc                                                                       United Kingdom
Menvier Limited                                                                         United Kingdom
Menvier Notstrom-Und Systemtechnik GmbH                                                 Germany
Menvier Overseas Holdings Limited                                                       United Kingdom
Menvier Research Limited                                                                Ireland
NOEMY Societe Civile Immobiliere                                                        France
North American Consumter Products, Inc.                                                 Delaware, U.S.
PCV Incorporated                                                                        Delaware, U.S.
PDS Edison Power Systems Co., Ltd.                                                      China
   (60% owned by Cooper Power Systems, Inc.)
Pretronica Precisao Electronica Lda.                                                    Portugal
Pretronica II - Companhia de Seguranca, Lda.                                            Portugal
Regent Far East Limited                                                                 Hong Kong
Regent Holding Corp.                                                                    Delaware, U.S.
Regent Lighting Corporation                                                             Delaware, U.S.
RLS Incorporated                                                                        Delaware, U.S.
RTE Far East Corporation                                                                Taiwan


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
                                                                                           Place of
                Name                                                                    Incorporation
                ----                                                                    -------------

Scantronic Holdings Limited                                                             United Kingdom
Scantronic International Limited                                                        United Kingdom
Si-Tronic Srl (49% owned by Scantronic International Limited)                           Italy
Silver Light International Limited (50% owned by Cooper
      International Company)                                                            British Virgin Islands
Transmould Limited                                                                      Ireland
Univel EPE                                                                              Greece
Western Power Products, Inc.                                                            Oregon, U.S.
York-Lite Electronics, Inc.                                                             Texas, U.S.



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
                                                                                           Place of
                Name                                                                    Incorporation
                ----                                                                    -------------

                                                      C. TOOLS & HARDWARE
                                                      -------------------

Airetool and Yost Superior Realty, Inc.                                                 Ohio, U.S.
     (50% owned by Cooper Power Tools, Inc.)
Collins Associates Ltd.                                                                 British Virgin Islands
Cooper (Great Britain) Ltd.                                                             United Kingdom
Cooper Italia S.p.A.                                                                    Italy
Cooper Power Tools B.V.                                                                 Netherlands
Cooper Power Tools GmbH Beteiligungen                                                   Germany
Cooper Power Tools, Inc.                                                                Delaware, U.S.A.
Cooper Power Tools de Mexico, S.A. de C.V.                                              Mexico
Cooper Power Tools GmbH & Co.                                                           Germany
Cooper Tools B.V.                                                                       Netherlands
Cooper Tools de Mexico, S. de R.L. de C.V.                                              Mexico
Cooper Tools GmbH                                                                       Germany
Cooper Tools Industrial Ltda.                                                           Brazil
Cooper Tools Manufacturing, S. de R.L. de C.V.                                          Mexico
Cooper Tools Pty. Limited                                                               Australia
Cooper Tools S.A.                                                                       France
Cooper Tools, Inc.                                                                      Delaware, U.S.
Deutsche Gardner-Denver Beteiligungs-GmbH                                               Germany
Disston Co. de Mexico, S.A. de C.V.                                                     Mexico
Empresa Andina de Herramientas, S.A.                                                    Colombia
Erem S.A.                                                                               Switzerland
GETA-Werk Gebr. Teipel GmbH                                                             Germany
Lufkin Europa B.V.                                                                      Netherlands
Metro Mex, S.A. de C.V.                                                                 Mexico
Metronix Messgerate und Elektronik GmbH                                                 Germany
Nicholson Mexicana, S.A. de C.V.                                                        Mexico
Recoules S.A.                                                                           France
Societe Civile Immobiliere PRECA                                                        France
Societe Civile Immobiliere R.M.                                                         France
The Cooper Group, Inc.                                                                  Delaware, U.S.


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
                                                                                           Place of
                Name                                                                    Incorporation
                ----                                                                    -------------


                                              D. INACTIVE SUBSIDIARIES
                                              ------------------------

Aerocharter (Coventry) Limited (50% owned by Menvier Group plc)                         United Kingdom
B & S Fuses Limited                                                                     United Kingdom
Bussmann (U.K.) Limited                                                                 United Kingdom
Carlton Santee Corp.                                                                    California, U.S
CSP Industries GmbH                                                                     Germany
Contronic Inc.                                                                          Canada
Crouse-Hinds de Venezuela, C.A.                                                         Venezuela
DFL Fusegear Limited                                                                    United Kingdom
Firecom Limited                                                                         United Kingdom
Gardner-Denver (Aust.) Pty. Limited                                                     Australia
Gardner-Denver International, C.A.                                                      Venezuela
Homelink Telecom Limited                                                                United Kingdom
Inmobiliaria Cisco, S.A.                                                                Mexico
JSB Mains Lighting Limited                                                              United Kingdom
Kearney-National (Canada) Limited                                                       Ontario, Canada
Les Appareillages Electriques Kearney Inc.                                              Quebec, Canada
Menvier (CJS) Ltd.                                                                      United Kingdom
Menvier Security Limited                                                                United Kingdom
Menvier-Amberlec Systems Limited                                                        United Kingdom
McGraw-Edison Export Corporation                                                        Delaware, U.S.
MSG Leasing Limited                                                                     United Kingdom
Premium Safety Products Limited                                                         United Kingdom
REC Werkzeugbeteiligungs--GmbH (60% owned by Recoules S.A.)                             Germany
REC-Werkzeug Gmb Vertriebsgesellschaft & Co. (60% owned by Recoules S.A.)               Germany
Regalsafe Limited                                                                       United Kingdom
Scantronic (Singapore) Pte Ltd.                                                         Singapore
Scantronic Benelux B.V.                                                                 Netherlands
Scantronic B.V.                                                                         Netherlands
Scantronic Holdings Inc. (CAN)                                                          Canada
Scantronic International Holdings B.V.                                                  Netherlands
Scantronic Limited                                                                      United Kingdom
Scantronic Spain S.A.                                                                   Spain
Synchrobell Limited                                                                     United Kingdom
WPC Corporation, Inc.                                                                   Delaware, U.S.